UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

FORTUNE BRANDS HOME & SECURITY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois	60015-5611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On December 1, 2022, Fortune Brands Home & Security, Inc. (the “Company”, “we” or “our”) entered into a Stock Purchase Agreement (the “Purchase Agreement” and, the transactions contemplated thereby, the “Transaction”), by and among ASSA ABLOY Inc. (“Assa”), ASSA ABLOY AB, the parent of Assa, solely for purposes of Section 13.20 thereunder (“Assa Parent”), and the Company. The Transaction contemplates the acquisition by the Company of the “Emtek” and “Schaub” premium and luxury door and cabinet hardware business and the United States and Canada “Yale” and “August” residential smart home locks business (collectively, the “Business”) from Assa and its affiliates, for $800 million in cash on a cash-free, debt-free basis, subject to customary adjustments. The Company intends to fund the purchase price with cash on hand and/or available credit facilities.

The Transaction is conditioned on the successful closing of the acquisition by Assa Parent from Spectrum Brands, Inc. of its hardware and home improvement business. The consummation of the Transaction is expected to occur during the second quarter of 2023. The Purchase Agreement also contains customary representations, warranties and covenants.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement for the purpose of allocating contractual risk among those parties, and do not establish these matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of the Company or its respective subsidiaries or affiliates.

Item 7.01.	Regulation FD Disclosure.

On December 1, 2022, the Company issued a press release (the “Press Release”) announcing the entry into the Purchase Agreement and the Transaction, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference under this item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated December 1, 2022, by and among ASSA ABLOY Inc., Fortune Brands Home & Security, Inc. and ASSA ABLOY AB, solely for purposes of Section 13.20 thereunder.

99.1	Press Release dated December 1, 2022, issued by Fortune Brands Home & Security, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This report contains certain “forward-looking statements” made within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. Statements preceded by, followed by or that otherwise include the words “believes”, “positioned”, “expects”, “estimates”, “plans”, “look to”, “outlook”, “intend”, and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: unanticipated difficulties or expenditures relating to the Transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the Transaction within the expected time period (if at all); legal proceedings, judgments or settlements, including those that may be instituted against Assa, its board of directors, executive officers and others following the announcement of the Transaction; disruptions of our or the Business’s current plans, operations and relationships with customers, suppliers, distributors, business partners and regulators caused by the announcement and pendency of the Transaction; potential difficulties in employee retention due to the announcement and pendency of the Transaction; the possibility that the Transaction does not close, including, but not limited to, failure to satisfy the closing conditions; general business and economic conditions; our reliance on North American repair and remodel and new home construction activity levels; our reliance on key customers and suppliers; our ability to maintain our strong brands and to develop innovative products while maintaining our competitive positions; our ability to improve organizational productivity and global supply chain efficiency; our ability to obtain raw materials and finished goods in a timely and cost-effective manner; the impact of sustained inflation, including global commodity and energy availability and price volatility; the impact of trade-related tariffs and risks with uncertain trade environments or changes in government and industry regulatory standards; our ability to attract and retain qualified personnel and other labor constraints; the uncertainties relating to the impact of COVID-19 on the Company’s business and results; our ability to achieve the anticipated benefits of our strategic initiatives; our ability to successfully execute our acquisition strategy and integrate businesses that we have and may acquire; and the other factors discussed in our securities filings, including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021 Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the Securities and Exchange Commission. The forward-looking statements included in this report are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.

Date: December 2, 2022	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue
Senior Vice President, General Counsel & Secretary